Exhibit 99.1

[LOGO OF PERICOM]

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
CONTACT:
Pericom Semiconductor Corporation           3545 North First Street     Tel: (408) 435-0800
Angela Chen, VP/Chief Financial Officer     San Jose, CA 95134          Fax: (408) 435-1100
Alex Hui, President/CEO                                                 www.pericom.com
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                              FOR IMMEDIATE RELEASE

         PERICOM SEMICONDUCTOR REPORTS FISCAL 2006 THIRD QUARTER RESULTS

San Jose, CA - May 10, 2006 - Pericom Semiconductor Corporation [NASDAQ National
Market: PSEM] today announced results for its fiscal 2006 third quarter ended April 1, 2006. Results include the acquired operations of eCERA ComTek Corporation "eCERA" since September 7, 2005.

Net revenues for the third quarter were $27,847,000 up 6% from $26,270,000 in the preceding quarter and are up 43% from $19,433,000 in the comparable period last year. GAAP net income for the quarter was $1,838,000, or $0.07 per share (diluted), compared to GAAP net income of $1,412,000, or $0.05 per share (diluted), in the preceding quarter and versus a GAAP net income of $100,000, or $0.00 per share, in the comparable period a year ago. Net revenues for the nine months ended April 1, 2006 were $76,590,000, up 31% from $58,436,000 a year ago. GAAP net income for the nine month period ending April 1, 2006 was $3,875,000, or $0.14 per share (diluted), as compared with a GAAP net loss of $246,000, or ($0.01) per share, in the prior year comparable period. In accordance with Financial Accounting Standard No. 123R (FAS123R), "Share-based Payment", the Company continued to estimate the cost of all forms of stock based compensation, including stock options, restricted stock and employee stock purchase plans, and recording of this estimated compensation in the income statement. Since these expenses will be normal going forward, and this is our third quarter including these expenses, for information purposes following are the amounts included in our GAAP results for the three and nine months ended April 1, 2006:

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                                            Three Months      Nine Months
                                            ------------      -----------
     Cost of Sales                          $     26,000      $    70,000
     Research and development               $    151,000      $   377,000
     Sales, general and administrative      $    180,000      $   482,000
     Total stock-based compensation         $    357,000      $   929,000
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

NEWS RELEASE, NOVEMBER 7,2005

Our GAAP financial results sometimes include non-recurring charges or events which are explained in the reconciliation of pro forma and GAAP financial results that would normally appear in the financial statements portion of this release. For the period ended April 1, 2006 there are no pro forma adjustments to the financial results so a reconciliation of pro forma and GAAP financial results is not provided. Our criteria for determining pro forma results may differ from other companies' methods, and should not be regarded as a replacement for corresponding GAAP measures.

Alex Hui, President and Chief Executive Officer of Pericom said "We are pleased to achieve good sequential growth in revenue, operating profit and net profit. We are making very good progress as a supplier of proprietary ASSP solution with the volume shipment of our HDMI switches to top tier TV and Monitor customers this quarter and with us winning the Technology Innovation Accelerated Award at the Spring 06 Intel Development Forum with our comprehensive PCI-Express suite of products. We believe these products position us well for revenue growth in the fast growing DTV and PCI-Express applications."

Pericom introduced several key focus products targeting markets that include Digital TV, Set-Top Box, Networking, Storage, Server, and Telecom Switch, while our comprehensive PCI Express solutions won a Technology Innovation Accelerated Award at the Spring 06 Intel Developer Forum.

SILICONINTERFACE

The Company launched four new Re-Driver products designed to achieve excellent signal integrity over long distances and ensure high system reliability. The products support high-speed multi-gigabit/sec differential signals such as SATA, XAUI, Rapid I/O, SAS, and Fiber Channel. These devices complement the PCI Express Re-Driver family that we introduced last year.

SILICONSWITCH

Pericom announced that all of its HDMI signal switches are compatible with the latest HDMI Rev. 1.2 standard, with backward compatibility to Rev. 1.1 standard.

SILICONCLOCK

We released seven new clock products including the PI6C557-03 PCI Express Clock Generator, a VCXO IC, and several new Clock Buffers.

FREQUENCY CONTROL PRODUCTS

We released our S1643 and S1644 series of ultra-miniature 3.2x2.5mm clock oscillators with 2.5V or 3.3V CMOS outputs operating from 1.8 to 106.25 MHz. These devices incorporate both a crystal resonator and a driver IC into an ultra-miniature package designed for high-density or portable electronic applications.

JUNE 2006 QUARTER OUTLOOK

The following statements are based on current expectations. These statements are forward looking, and actual results may differ materially.

3545 North First Street         San Jose, CA 95134                (408) 435-0800

NEWS RELEASE, NOVEMBER 7,2005

     o    Revenues of $27.8M to $28.8M
     o    Gross margin of 35-37%
     o Operating expenses are expected to increase to approximately $9.5 million, plus or minus $200,000. A significant part of the increase is related to fiscal year end Audit and SOX404 expenses.
     o    Other income, net, is expected to be approximately $0.8 million.
     o    Income from investees of $400K to $600K
     o    Current expectation is that our tax rate will approximate 31%

Pericom will adhere to Regulation Fair Disclosure. The Company will provide its investors and analysts with guidance in the areas of total revenues, gross margin, operating expenses and other income each quarter in our earnings releases and in our conference calls. We will not provide further guidance or updates during the quarter unless we do so via a press release.

NOTE: Our third quarter results telephone conference call will begin at 1:30 p.m. Pacific Time today. The conference call may be accessed by calling (800) 949-8963 (domestic) or (706) 643-0097 (international) and referencing conference number 5039290. A replay of the first quarter results conference call will be available for 7 days commencing from 4:30 PM pacific time today. The replay telephone number is (800) 642-1687 (domestic) or (706) 645-9291 (international) and the access code is 5039290. Please note also that the conference call will be simultaneously Webcast live at: www.pericom.com/investors followed by on-demand Webcast beginning at 4:30 p.m. pacific time today through June 10, 2006 (Webcast requires Windows MediaPlayer).

Pericom Semiconductor Corporation (NASDAQ: PSEM) offers customers worldwide the industry's most complete silicon and quartz based solutions for the Computing, Communications, and Consumer market segments. Our broad portfolio of leading-edge analog, digital, and mixed-signal integrated circuits and SaRonix and eCERA frequency control products are essential in the timing, transferring, routing, and translating of high-speed signals as required by today's ever-increasing speed and bandwidth demanding applications. Company headquarters are in San Jose, California, with design centers and sales offices located globally. http://www.pericom.com

This press release contains forward-looking statements as defined under The Securities Litigation Reform Act of 1995. Forward-looking statements in this release include the statements under the captions 'June 2006 Quarter Outlook' and statements Regarding our revenue growth in the DTV and PCI-Express applications. The company's actual results could differ materially from what is set forth in such forward-looking statements due to a variety of risk factors, including softness in demand for our products, price erosion for certain of our products, unexpected difficulties in developing new products, customer decisions to reduce inventory, economic or financial difficulties experienced by our customers, difficulties in integrating eCERA with our business, or technological and market changes. All forward-looking statements included in this document are made as of the date hereof, based on information available to the company as of the date hereof, and Pericom assumes no obligation to update any forward-looking statements. Parties receiving this release are encouraged to review our annual report on Form 10-K/A for the year ended July 2, 2005 and the Form 10Q for the three-month period ended December 31, 2005, in particular, the risk factors sections of that filing.

3545 North First Street         San Jose, CA 95134                (408) 435-0800

NEWS RELEASE, FEBRUARY 2, 2006

                        PERICOM SEMICONDUCTOR CORPORATION
                  CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP
                      (In thousands, except per share data)
                                   (unaudited)

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                                                              THREE MONTHS ENDED             NINE MONTHS ENDED
                                                       --------------------------------    --------------------
                                                         APR 1      DEC 31      MAR 26       APR 1      MAR 26
                                                         2006        2005        2005        2006        2005
                                                       --------    --------    --------    --------    --------
Net revenues                                           $ 27,847    $ 26,270    $ 19,433    $ 76,590    $ 58,436

Cost of revenues                                         18,157      16,719      11,982      49,605      37,824
                                                       --------    --------    --------    --------    --------

    Gross profit                                          9,690       9,551       7,451      26,985      20,612

Operating expenses:

    Research and development                              4,170       3,879       4,022      12,040      11,775

    Selling, general and administrative                   4,394       4,993       3,849      13,569      11,388

    Restructuring charge                                      0           0         243          55         243
                                                       --------    --------    --------    --------    --------

            Total                                         8,564       8,872       8,114      25,664      23,406

Income (loss) from operations                             1,126         679        (663)      1,321      (2,794)

Other income, net                                           888         912         913       2,698       2,719

Recovery (write down) of nonmarketable investment           (31)        (33)         (4)        (64)       (100)
                                                       --------    --------    --------    --------    --------

Income (loss) before income taxes                         1,983       1,558         246       3,955        (175)

Income tax (benefit)                                        641         467          95       1,245         (93)

Minority interest in consolidated subsidiary                 32          38          22          93          32

Equity in income (loss) of unconsolidated subsidiary        464         283         (73)      1,072        (196)
                                                       --------    --------    --------    --------    --------

Net income (loss)                                      $  1,838    $  1,412    $    100    $  3,875    $   (246)
                                                       ========    ========    ========    ========    ========

Basic earnings (loss) per share                        $   0.07    $   0.05    $   0.00    $   0.15    $  (0.01)
                                                       ========    ========    ========    ========    ========

Diluted earnings (loss) per share                      $   0.07    $   0.05    $   0.00    $   0.14    $  (0.01)
                                                       ========    ========    ========    ========    ========
Shares used in computing basic earnings (loss)           26,207      26,253      26,531      26,271      26,533
per share
                                                       ========    ========    ========    ========    ========
Shares used in computing diluted earnings (loss)
per share                                                26,984      26,972      27,112      27,033      26,533
                                                       ========    ========    ========    ========    ========
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3545 North First Street         San Jose, CA 95134                (408) 435-0800

NEWS RELEASE, FEBRUARY 6, 2006

                        PERICOM SEMICONDUCTOR CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

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
                                                               AS OF         AS OF
                                                           APRIL 1,2006   JULY 2,2005
                                                           ------------   ------------
                                                            (unaudited)    (unaudited)
                           ASSETS

CURRENT ASSETS:

      Cash & cash equivalents                              $     27,839   $     20,902
      Restricted cash                                               863              0
      Short-term investments                                    100,471        122,385
      Accounts receivable                                        20,801          9,442
      Inventories                                                17,429         13,428
      Prepaid expenses and other current assets                   1,883            409
      Deferred income taxes                                       3,788          5,291
                                                           ------------   ------------
              Total current assets                              173,074        171,857

Property and equipment, net                                      22,104          5,927
Investment in investee                                            8,369          5,932
Goodwill                                                          1,913          1,325
Deferred income taxes-non current                                 3,212          2,205
Intangibles and other assets                                      8,193          6,749
                                                           ------------   ------------
              Total assets                                 $    216,865   $    193,995
                                                           ============   ============

           LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:

      Accounts payable                                     $     10,940   $      6,899
      Accrued liabilities                                         7,132          5,470
      Current portion of long-term debt                          10,032              0
                                                           ------------   ------------
              Total current liabilities                          28,104         12,369

Long-term debt                                                    4,380              0
Deferred income taxes-non current                                   225
Other long term liabilities                                         276            207
                                                           ------------   ------------
              Total liabilities                                  32,985         12,576

Minority interest in consolidated subsidiary                        182            257
                                                           ------------   ------------
              Total minority Interest                               182            257

Shareholders' equity:

      Common stock                                              140,037        141,233
      Retained earnings and other                                43,661         39,929
                                                           ------------   ------------
              Total shareholders' equity                        183,698        181,162
                                                           ------------   ------------
              Total liabilities and shareholders' equity   $    216,865   $    193,995
                                                           ============   ============
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3545 North First Street          San Jose, CA 95134               (408) 435-0800